Exhibit 99.1

September 2014 NYSE MKT: SYN

Forward - Looking Statements This presentation includes forward - looking statements on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our clinical trials, our establishment of collaborations and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, a failure of our product candidates to be demonstrably safe and effective, a failure to initiate clinical trials and if initiated, a failure to achieve the desired results, a failure to obtain regulatory approval for our product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, a lack of acceptance of our product candidates in the marketplace, a failure of us to become or remain profitable, a failure to establish collaborations, our inability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ annual report on Form 10 - K for the year ended December 31 , 2013 , subsequent quarterly reports on Form 10 - Qs and any other filings we make with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2 NYSE MKT: SYN

Investment Proposition • Portfolio of anti - infective biologics and drugs targeting specific pathogens that cause serious infections and diseases ̶ Innovative, first - in - class product candidates for prevention and treatment ̶ Large markets ̶ Shorter treatment period may reduce clinical trial duration • Clinical - stage ̶ Multiple sclerosis (MS) – Further analysis of significant clinical outcomes including relapse rate, disability, and cognition to be presented at ACTRIMS - ECTRIMS in September by Lead PI ̶ Prevention of Clostridium difficile (C. difficile , C. diff) infections – Phase Ia and Ib trials planned for 2H 2014 ̶ Constipation - predominant irritable bowel syndrome (C - IBS) – Phase II POM trial planned for 2H 2014 • Strategic collaboration with Intrexon Corporation (NYSE: XON) ̶ Pertussis ( whooping cough) – Positive preclinical research findings reported in April 2014 ̶ Acinetobacter infections (potentially lethal infection increasing in ICUs and military injuries ) ̶ Novel autoimmune target for subset of IBS • Experienced management team and advisors 3 NYSE MKT: SYN NYSE MKT: SYN

Management Team 4 • Jeffrey Riley, CEO Pfizer, Nichols Institute (Quest), SmithKline Beecham, QIC • C. Evan Ballantyne , CFO Clinical Data, Inc., Avedro , ZymeQuest , ACNielsen, IMS • John Monahan, Ph.D., EVP R&D Avigen , Somatix , Triton Biosciences, Hoffman - LaRoche • Michael Kaleko, M.D., Ph.D ., SVP R&D Genetic Therapy, Inc. (Novartis), Advanced Vision Therapies (currently known as Wellstat Ophthalmics ) • Joseph Sliman, M.D., M.P.H., SVP Clinical/Regulatory Vanda Pharmaceuticals, Inc., MedImmune , Inc., Dynport Vaccine • Lewis Barrett, SVP Commercial Strategy Pfizer , Wyeth Pharmaceuticals NYSE MKT: SYN

Product Pipeline 5 NYSE MKT: SYN C - Cedars - Sinai Medical Center collaboration I - Intrexon Corporation collaboration T - The University of Texas at Austin collaboration Completed Planned - 2014 Therapeutic Area Product Candidate Biologic Agent/ Drug Compound Discovery Preclinical Phase I Phase II Phase III Relapsing - remitting m ultiple sclerosis Trimesta TM Oral estriol Cognitive dysfunction in multiple sclerosis Trimesta TM Oral estriol C. difficile infection SYN - 004 Oral enzyme Constipation - predominant IBS (C - IBS) SYN - 010 C Oral drug Pertussis (whooping cough) SYN - 005 I,T Monoclonal antibody Acinetobacter infections SYN - 001 I Monoclonal antibody IBS (a utoimmune target) SYN - 007 I Biologics

MS: Relapsing - Remitting MS Phase II Results of Trimesta TM (oral estriol) • Phase II trial: 158 women randomized in 16 - center, investigator - initiated, double - blind, placebo - controlled U.S. trial 1 ̶ $8 million+ grant funding supporting trial, predominantly from National MS Society and NIH • Topline results presented at 2014 AAN by UCLA’s Rhonda Voskuhl , M.D. demonstrated: ̶ Statistically significant 47% decrease in annualized MS relapse rate at 12 months with Trimesta+Copaxone ® compared to placebo+Copaxone ® ( p=0.03 / powered for significance level 0.05) ̶ 32% decrease in annualized relapse rate at 24 months with Trimesta+Copaxone ® compared to placebo+Copaxone ® (p=0.15 / powered for significance level 0.10) ▪ Per study protocol, investigators anticipated a 29% decrease in relapse rate at both 12 and 24 months ̶ Clinically significant near - normalization of cognitive scores at 12 months of therapy with Trimesta+Copaxone ® ▪ Unique dual - action effect (anti - inflammatory & neuroprotective ) highly significant to MS community ̶ Trimesta + Copaxone ® was generally safe and well tolerated • Planned next steps for Trimesta for relapsing - remitting MS ̶ Lead PI, Dr. Voskuhl , to present f urther analysis of significant clinical outcomes including relapse rate, disability, and cognition at ACTRIMS - ECTRIMS (9/12/14) ̶ Ongoing strategic partnering efforts supported by demonstrated therapeutic potential and safety of oral estriol 6 NYSE MKT: SYN

MS: Market • 400,000 MS patients in U.S. (~2.3 million worldwide) 2 • $17.8 billion forecasted worldwide sales in 2019 3 • Issued U.S. use patents for estriol for MS and in combination with Copaxone ®; 3 new provisional patents filed based on recent clinical results Trimesta Opportunity – Oral add - on MS therapy 7 NYSE MKT: SYN Novartis/Gilenya $1.969 11% Teva/Copaxone $686 4% Biogen Idec/Avonex $2.206 12% Merck KGaA/Rebif $1.578 9% Biogen Idec/Tysabri $2.101 12% Bayer/Betaseron $0.842 5% Novartis/Extavia $0.198 1% Biogen Idec/Plegridy $0.282 2% Biogen Idec/Tecfidera $4.201 24% Biogen Idec/Daclizumab $0.411 2% Sanofi/Aubagio $0.795 4% Sanofi/Alemtuzumab $0.886 5% Generic Copaxone $1.620 9% Biogen Idec/Ocrelizumab $0.964 5% Generic Gilenya $0.043 0% Other $0.328 2%

MS: Cognitive Dysfunction Phase II Clinical Trial of Trimesta TM 8 NYSE MKT: SYN • Randomized, double - blind, placebo - controlled clinical trial of female MS patients at UCLA 4 − Enrollment ongoing − Trimesta TM versus matching placebo over one year with all patients remaining on st andard FDA - approved MS treatment, including Copaxone ® , Avonex ® , Betaseron ® , Extavia ® , Rebif ® , Gilenya ® , Aubagio ® and Tecfidera ® • Pilot trial conducted by Dr. Voskuhl demonstrated a 14% improvement in Paced Auditory Serial Addition Test (PASAT) cognitive testing scores ( p = 0.04) in relapsing - remitting MS patients at 6 months of therapy versus continued cognitive deterioration 5 • Majority of ongoing costs funded by philanthropic foundations, including Skirball Foundation

Clinical Success Rates by Therapeutic Area 6 Phase I through Food & Drug Administration approval Aligns with SYN’s focus on the development of novel anti - infectives 9 NYSE MKT: SYN 0% 5% 10% 15% 20% 25% Nervous System Cardiovascular Respiratory Oncology Musculoskeletal Anti-Infective 8% 9% 10% 19% 20% 24%

10 • 24 million patients administered IV antibiotics annually in the U.S. 7 – 1.1 million patients infected with C. diff annually 8 – Patients with C. diff hospitalized approximately 4 - 7 extra days 9 – $ 8.2 billion in costs associated with C. diff - related stays in hospital 10 – 30,000 C. diff - related deaths annually 11 • IV antibiotics may be excreted into gastrointestinal (GI) tract where they can upset the natural balance of the microbiome • This imbalance can result in the overgrowth of disease - causing bacteria such as C . diff • Toxigenic C . diff causes diarrhea , colitis and may result in death C. d ifficile (C. diff) Infections Leading cause of hospital - acquired infections NYSE MKT: SYN There are currently no approved products for the prevention of C. difficile infections

Paradigm Shift Decrease in C. diff infections expected with co - administration of SYN - 004 NYSE MKT: SYN 11 Antibiotics Treatments • β - lactam • Fluoroquinolone • Clindamycin • Other • Metronidazole • Vancomycin • Fidaxomicin Current Paradigm SYN - 004 Paradigm C. diff Infections β - lactam Antibiotics* + SYN - 004 SYN - 004 designed to protect the natural balance of the microbiome PREVENTION * I ntended to include penicillins plus cephalosporins

12 SYN - 004 Prophylactic treatment for prevention of C. diff infections • 1 st generation candidate studied in four Phase I and one Phase II clinical trials of 112 patients and 143 healthy normal subjects ̶ Preserved the normal intestinal microflora when co - administered with IV ampicillin or piperacillin • SYN - 004, a 2 nd generation oral candidate intended to expand activity to include penicillins plus certain cephalosporins • SYN - 004 patent pending on compositions of matter and methods of use through 2031 • Planned next steps for SYN - 004 for the prevention of C. diff infections ̶ Topline results from 28 - day preclinical toxicology study (3Q 2014) ̶ File IND to support initiation of Phase Ia and Ib clinical trials (2H 2014) ̶ Completion of clinical drug manufacturing for Phase I and II trials (2H 2014) ̶ Topline data from Phase Ia and Ib trials (4Q 2014/1Q 2015) ̶ Initiate Phase II efficacy clinical trial (1H 2015) NYSE MKT: SYN To view the animated SYN - 004 video, please visit: http://www.syntheticbiologics.com/SYN - 004 .

SYN - 004: Market Potential Intended to target certain IV β - lactam antibiotics NYSE MKT: SYN 13 14.4M patients 14 26.5M prescriptions 13 117.6M doses of “SYN - 004 target” β - lactam antibiotics purchased by U.S. hospitals to fill patient prescriptions 12 * Based on U.S. market data in 2012 ** Estimate based on the following assumptions: 5 day prescription x 4 “SYN - 004 tablets”/day x $25/”SYN - 004 tablet” x 26.5M prescriptions of “SYN - 004 target” β - lactam antibiotics in 2012 SYN - 004 Potential U.S. Market ~ $13.3 Billion ** *

14 • Mark Pimentel, M.D., of Cedars - Sinai is a leading investigator in field ̶ Identified clinical significance of unique antibiotic in treating diarrhea - predominant IBS (D - IBS) in collaboration with Salix • Clear link between intestinal methane production and disease • Methane levels in C - IBS are significantly higher than in other forms of IBS and in healthy people • Methane slows intestinal transit causing constipation, bloating and abdominal pain • Microbiome - related research and clinical trials also show a strong link between intestinal methane and metabolic diseases such as obesity and diabetes Constipation - Predominant Irritable Bowel Syndrome (C - IBS) Role of methanogens NYSE MKT: SYN

15 • Development of differentiated formulations of non - antibiotic FDA - approved oral drug candidate for ultimate product registration via potential expedited pathways is underway • Inhibiting methane production significantly relieves constipation and improves patients’ lives ̶ Strong association between constipation and high - level methane breath tests ̶ Optimize therapeutic outcome by stratifying patients with high level breath test for treatment with SYN - 010 • Treat the cause of C - IBS, not just the symptoms ̶ Current therapies for C - IBS are sub - optimal – essentially laxatives • Long - term maintenance strategy ̶ Antibiotic approaches are temporary, less effective and prone to resistance • Additional clinical studies show that methane is significantly associated with obesity and blood glucose levels ̶ Methane ablation may have utility in treating obesity and diabetes SYN - 010: Inhibit Methane Production Novel opportunity to target underlying cause of C - IBS NYSE MKT: SYN

16 • Up to $10 billion in direct costs to the U.S. healthcare system and up to $20 billion in indirect costs 15 • 40 million IBS patients in the U.S. 16 – ~13.2 million C - IBS patients in the U.S. 17 • ~$2.7 billion market expected by 2020 18 • Major IBS players include ‒ Salix ( rifaximin ) for D - IBS ‒ Ironwood/Forest [LINZESS® ( linaclotide )] and Synergy [ plecanatide ] for C - IBS ▪ However, Ironwood’s product causes diarrhea in 19% of patients in the Phase III trial 19 • Planned next steps for SYN - 010 for C - IBS ̶ Host IBS Investor Day in NYC; Dr. Pimentel keynote speaker (9/16/2014) ̶ File corporate IND to support initiation of Phase II dose - discovery and proof - of - mechanism (POM) clinical trial (2H 2014) ̶ Topline data from Phase II POM trial (mid - 2015) SYN - 010: Market Potential Significant patient population affected by C - IBS NYSE MKT: SYN

Pertussis Millions of whooping cough cases globally per year • Despite aggressive vaccination strategies, incidence of Pertussis is increasing 20,21 ̶ Less effective vaccine introduced in the 1990s ̶ Non - compliance with standard vaccinations ̶ ~41,000 cases per year in the U.S. 22 • Unvaccinated infants most vulnerable • 50 million worldwide cases of whooping cough each year 23 ̶ 300,000 deaths worldwide 23 (primarily infants) • Antibiotics are not effective in treating disease symptoms ̶ May eliminate B. pertussis bacteria from the respiratory tract ̶ Does not neutralize pertussis toxin • Pertussis toxin is a major cause of disease virulence ̶ Paralyzes immune system which can predispose infants to severe pneumonia ̶ Causes the white blood cell count to increase may block blood flow through the lungs 17 NYSE MKT: SYN

SYN - 005: Monoclonal Antibody ( mAb ) Combination Designed to target and neutralize the pertussis toxin • Exclusive Channel Collaboration with Intrexon Corporation • Collaboration with researchers at The University of Texas at Austin • Humanized two antibodies to form SYN - 005 • In vitro studies demonstrated ̶ High affinity binding to and potent neutralization of the toxin • Positive preclinical research findings ̶ Mitigated the elevation of white blood cell counts in non - human primate and murine studies • Planned next steps for SYN - 005 for the treatment of Pertussis ̶ Orphan Drug designation request determination (3Q 2014) ̶ Initiate cGMP manufacturing of SYN - 005 to support clinical trials (2H 2014) ̶ File IND to support initiation of Phase I clinical trial (1H 2015) ̶ Initiate Phase II clinical trial (2H 2015) 18 NYSE MKT: SYN

0 5 10 15 0 10 20 30 40 50 Study Day W B C / u L ( x 1 , 0 0 0 ) Control SYN-005(1) SYN-005(2) SYN-005 therapy Normal WBC count Pertussis infection Non - Human Primate Pertussis Study 19 NYSE MKT: SYN n=3 Favorable decreases in white blood cell count indicates that SYN - 005 neutralized pertussis toxin, which in a patient would lead to immune recovery to fight the infection and prevent the potentially fatal complication of pulmonary hypertension

Acinetobacter Infections Infections increasing due to this pandrug - resistant gram - negative bacterium • M ortality rates as high as 43% reported 24 • Billion dollar market opportunity 25 • Survives on dry surfaces for up to 36 days ̶ Survives twice as long as non - biofilm - forming pathogens 26 • Acinetobacter infection profile ̶ 2.6% of hospital acquired infections 27 ̶ 7 % of ICU respiratory tract infections 27 ̶ Key infection sites include: lungs, heart, blood, urinary tract, CNS, skin and soft tissues • Increasing cause of trauma - related infections in wounded military personnel and victims of natural disasters 28 • Ongoing mAb development collaboration with Intrexon Corporation 20 NYSE MKT: SYN

Corporate Snapshot • Cash balance (as of 6/30/14) : ~$7.8 million • Current Price : $2.57 (as of 9/4/14) • 52 Week Range: $0.95 - $3.64 • Average Volume (3 months): 681,953 • Shares Outstanding: ~58.5 million (as of 8/8/14) • Options Outstanding: ~5.3 million * • Warrants Outstanding: ~945,000 ** • Market Capitalization: ~$150 million • Offices in Rockville, Maryland 21 NYSE MKT: SYN NYSE MKT: SYN * As of 6/30/14 weighted average exercise price is $2.05 ** As of 6/30/14 weighted average exercise price is $2.16

1H 2015 Pertussis File IND and initiate Phase I clinical trial 2H 2014 C - IBS File IND and initiate Phase II POM clinical trial 2H 2014 C. difficile File IND and initiate Phase Ia and Ib clinical trials 9/16 2014 C - IBS M. Pimentel, M.D., keynote speaker at SYN’s IBS Investor Day in NYC 3Q 2014 Pertussis Orphan Drug designation request determination 9/12 2014 Multiple Sclerosis R. Voskuhl , M.D., to present further Phase II clinical outcomes (disability & cognition) at ACTRIMS - ECTRIMS meeting Key Milestones 22 NYSE MKT: SYN Timeline 1H 2015 C. difficile Initiate Phase II efficacy clinical trial

SYN Sept Slide Deck – 9.9.2014 – FINAL NYSE MKT: SYN September 2014

References Slide 6: 1 www.clinicaltrials.gov/ct2/show/NCT00451204 Copaxone ® is a registered trademark of Teva Pharmaceutical Industries Ltd. Slide 7 : 2 National Multiple Sclerosis Society. http:// www.nationalmssociety.org 3 Credit Suisse. Multiple Sclerosis - Evolution or Revolution Report. March 18, 2013. Copaxone ® is a registered trademark of Teva Pharmaceutical Industries Ltd. Slide 8 : 4 www.clinicaltrials.gov/ct2/show/NCT01466114 5 Sicotte , NL, Liva , SM, Klutch , R, Pfeiffer, P, Bouvier , S, Odesa , S, Wu, TC, Voskuhl , RR . Treatment of multiple sclerosis with the pregnancy hormone estriol. Ann Neurol. 2002 Oct;52(4):421 - 8. Copaxone ® is a registered trademark of Teva Pharmaceutical Industries Ltd .; Avonex ® is a registered trademark of Biogen Idec; Betaseron ® is a registered trademark of Bayer; Extavia ® is a registered trademark of Novartis AG; Rebif ® is a registered trademark of EMD Serono , Inc. and Pfizer Inc.; Gilenya ® is a registered trademark of Novartis AG; Aubagio ® is a registered trademark of Genzyme Corporation; Tecfidera ® is a registered trademark of Biogen Idec. Slide 9 : 6 Bank of America as reported in Wall Street Journal, November 6, 2013, C - 18. Slide 10 : 7 - 8 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republic ation. 9 (APIC) National Prevalence Study of Clostridium difficile in U.S. Healthcare Facilities. November 11, 2008. http://hospitalacquiredinfections.blogspot.com/2008/12/november - 11 - 2008 - association - for.html . 10 Agency for Healthcare Research and Quality. Healthcare and Cost Utilization Project. Statistical Brief #124. Clostridium difficile Infections (CDI) in Hospital Stays, 2009. January 2012. Available at http://www.hcup - us.ahrq.gov/reports/statbriefs/sb124.pdf . 11 U.S. Department of Health & Human Services. Agency for Healthcare Research and Quality. January 25, 2012. Available at http://www.ahrq.gov/news/nn/nn012512.htm . Accessed November 5, 2012. 24 NYSE MKT: SYN

References 25 Slide 13 : 12 - 14 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republication. Slide 16 : 15 Hulisz , D. The burden of illness of irritable bowel syndrome: current challenges and hope for the future. J Manag Care Pharm. 2004 Jul - Aug;10(4):299 - 309 . 16 GlobalData EPI Database Report – Prevalent Cases, March 2014. 17 American College of Gastroenterology website : http://patients.gi.org/topics/irritable - bowel - syndrome/# tabs3 Accessed : May 14, 2014. 18 http://ibs.about.com/b/2012/01/13/timeline - for - new - ibs - drugs.htm 19 http://www.pharmatimes.com/Article/10 - 09 - 14/Almirall_s_IBS_constipation_drug_impresses_in_Phase_III.aspx?rl=1&rlurl=/12 - 01 - 05/IBS_drug_market_set_to_more_than_quadruple_by_2020.aspx LINZESS® is a registered trademark of Ironwood Pharmaceuticals, Inc. Slide 17 : 20 Misegades LK, Winter K, Harriman K, Talarico J, Messonnier NE, Clark TA, Martin SW, Association of childhood pertussis with receipt of 5 doses of pertussis vaccine by time since last vaccine dose, California, 2010. JAMA, 2012 Nov 28;308(20):2126 - 32. 21 Centers for Disease Control and Prevention. Pertussis Epidemic – Washington, 2012. Morbidity and Mortality Weekly Report. July 2 0, 2012. 22 Centers for Disease Control and Prevention. 2012 Provisional Pertussis Surveillance Report. January 4, 2013. 23 World Health Organization. Pertussis: Immunization surveillance, assessment and monitoring. http://www.who.int/immunization_monitoring/diseases/pertussis_surveillance/en/ Slide 20 : 24 Falagas , ME, Bliziotis , LA, and Siempos , II. Attributable mortality of Acinetobacter baumannii infections in critically ill patients: a systematic review of matched cohort and case - control studies. Critical Care 2006, 10:R48. 25 Barrett, L. Former VP of US Marketing and Global Business Manager Infectious Diseases at Wyeth. Guest Blog, Antibiotic Market s a nd SPLU. http://antibiotics - theperfectstorm.blogspot.com/2012/03/antibiotic - markets - and - splu - guest.html . March 20, 2012. 26 Espinal P, Martí S, Vila J. Effect of biofilm formation on the survival of Acinetobacter baumannii on dry surfaces. J Hosp Infect. 2012 Jan; 80(1):56 - 60. Epub 2011 Oct 4. 27 Jones, M, et al. Emerging resistance among bacterial pathogens in the intensive care unit – a European and North American Survei llance study (2000 - 2002). Ann Clin Microbiol Antimicrob ; 3(14).; Wisplinghoff , H, et al. Nosocomial Bloodstream Infections in US Hospitals: Analysis of 24,179 Cases from a Prospective Nationwide Surveillance Study. Clin Infect Dis 2004; 39(3): 309 - 17.; Wachter , K. Step Aside, MRSA, Here Comes Acinetobacter . OB. GYN. News, January 15, 2006. 28 Camp, C and Tatum, OL. A Review of Acinetobacter baumannii as a Highly Successful Pathogen in Times of War. LABMEDICINE. November 2010, Vol. 41, Number 11. NYSE MKT: SYN